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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2002


                           Allied Research Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             0-2545                                     04-2281015
    (Commission File Number)               (I.R.S. Employer Identification No.)



     8000 Towers Crescent Drive, Suite 260, Vienna, Virginia     22182
     (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's Telephone Number, including area code (703) 847-5268


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5:    On July 31, 2002, the Registrant issued the press release attached hereto as Exhibit 99.

Exhibits:  99- Press Release dated July 31, 2002.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ALLIED RESEARCH CORPORATION

                             By: /s/  John G. Meyer, Jr.
                                 -----------------------------------------------
Date:      August 2, 2002               John G. Meyer, Jr.,
                                 Executive Vice President and
                                 Chief Operating Officer

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